SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): February 10, 2003

                       High Country Financial Corporation
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             (Exact name of registrant as specified in its charter)



       North Carolina                 000-1177182                 01-0731354
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(State or other jurisdiction       (Commission File No.)     (IRS Employer
  of incorporation)                                          Identification No.)




                               149 Jefferson Road
                           Boone, North Carolina 28607
                           ---------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (828) 265-4333
                                                    --------------


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)





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3

Item 12.  Results of Operations and Financial Condition

         On February 10, 2003, High Country Financial Corporation and its wholly-owned subsidiary, High Country Bank, issued a newsletter to shareholders containing consolidated financial information for the fiscal year ended December 31, 2002. A copy of the newsletter is attached hereto as Exhibit 99.1.

         (a) Exhibits:

                  (99.1) Newsletter of High Country Financial Corporation and High Country Bank, dated February 10, 2003.


                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIGH COUNTRY FINANCIAL CORPORATION


Date: February 11, 2003                     By:  /s/ John M. Brubaker
                                                 -------------------------------
                                                 John M. Brubaker, President and
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------
 (99.1)                    Newsletter of High Country Financial Corporation and
                           High Country Bank dated February 10, 2003